UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 27, 2022

V2X, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

001-36341	38-3924636
(Commission	(IRS Employer
File Number)	Identification No.)

2424 Garden of the Gods Road, Suite 300

Colorado Springs, CO 80919

(Address of Principal Executive Offices) (Zip Code)

(719) 591-3600

(Registrant's Telephone Number, Including Area Code)

Securities Registered Under Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	VVX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Second Amendment and Restatement of the V2X, Inc. 2014 Omnibus Incentive Plan

As described below, at the 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”) of V2X, Inc. (the “Company”), the shareholders of the Company approved the second amendment and restatement of the V2X, Inc. 2014 Omnibus Incentive Plan (the “Amended Omnibus Plan”) previously approved by the Board of Directors of the Company on August 18, 2022.

The Amended Omnibus Plan amends and restates the Company’s 2014 Omnibus Incentive Plan, as previously amended and restated (the “2014 Plan”) to, among other things, increase the number of shares of the Company’s common stock available for issuance under the 2014 Plan by an additional 893,000 shares. A more complete description of the terms of the Amended Omnibus Plan can be found in “Proposal Four: Approval of the Second Amendment and Restatement of the V2X, Inc. 2014 Omnibus Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 13, 2022 (the “Proxy Statement”), which description is incorporated herein by reference. The foregoing description and the description incorporated by reference from the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the Amended Omnibus Plan attached hereto as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting was held on October 27, 2022. The results of voting at the 2022 Annual Meeting on each of the matters submitted to a vote of the Company’s shareholders are set forth below.

1. Election of each of the persons named below as Class II Directors for a term of three years to expire at the 2025 Annual Meeting of Shareholders, or until their successors are elected and qualified, by the following vote.

Class II Directors	For	Against	Abstain	Broker Non-Votes
Mary L. Howell	27,712,749	427,967	3,873	924,370
Eric M. Pillmore	27,550,701	590,064	3,824	924,370
Joel M. Rotroff	23,927,571	4,213,712	3,306	924,370
Neil D. Snyder	23,929,410	4,211,969	3,210	924,370

2. Ratification of appointment of RSM US LLP as the independent registered public accounting firm for 2022 was approved by the following vote.

For	Against	Abstain
29,018,544	38,970	11,445

3. Approval, on an advisory basis, of the compensation of the Company’s named executive officers by the following vote.

For	Against	Abstain	Broker Non-Votes
27,883,045	174,604	86,940	924,370

4. Approval of the second amendment and restatement of the V2X, Inc. 2014 Omnibus Incentive Plan by the following vote.

For	Against	Abstain	Broker Non-Votes
27,679,263	379,923	85,403	924,370

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	V2X, Inc. Second Amended and Restated 2014 Omnibus Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on September 13, 2022 (File No. 001-36341))
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V2X, INC.

Dated: October 28, 2022

	By:	/s/ Kevin T. Boyle
Kevin T. Boyle
Chief Legal Officer, General Counsel and Corporate Secretary